FORM OF SECOND AMENDMENT TO CREDIT AGREEMENT


         This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of April 28, 1997 (the "Amendment Effective Date"), by and among the Funds identified on Annex I hereto (the "Funds"), the undersigned Banks, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent (in such capacity, the "Agent") for the Banks.

         WHEREAS, the Funds, the Banks and the Agent have previously entered into a certain Credit Agreement, dated as of April 29, 1996 (as in effect immediately prior to the Amendment Effective Date, the "Existing Credit Agreement" and, as amended or otherwise modified hereby, the "Credit Agreement"; terms defined therein having the same respective meanings herein); and

         WHEREAS, the parties hereto wish to amend the Existing Credit Agreement in certain respects as hereinafter provided;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration (the receipt, adequacy and sufficiency of which are hereby acknowledged), the parties hereto, intending legally to be bound hereby, agree as follows:

         SECTION 1.Credit Agreement Amendments. The Existing Credit Agreement is hereby amended on and from the Amendment Effective Date as follows.

                    1.1 The definition of "Commitment Termination Date" in
Schedule I to the Existing Credit Agreement is amended to read in its entirety as follows:

            "Commitment Termination Date" means, with respect to any Fund, the earliest to occur of:

                          a)       the Scheduled Commitment Termination Date;

                          b) the date on which the Commitments terminate in accordance with the provisions of this Agreement; and

                          c) the date on which any Event of Default with respect to that Fund described in Section 7.1(e) or Section 7.1(f) occurs.

                     1.2 The following definition is added to Schedule I to the Existing Credit Agreement in appropriate alphabetical order:

                  "Scheduled Commitment Termination Date" means April 27, 1998; provided that the Scheduled Commitment Termination Date may be extended for successive 364-day periods upon the written request of the Trusts therefor received by the Agent and the Banks not less than 45 days prior to the then-existing Scheduled Commitment Termination Date, and the receipt by the Trusts within 20 days of such existing Scheduled Commitment Termination Date of the agreement by the Agent and the Banks (which shall be entirely at the sole discretion of the Agent and each Bank, none of whom has any obligation regarding such extension) to such requested extension. No agreement regarding any particular extension shall create any obligation of the Agent or any Bank regarding any subsequent extension.

                     1.3 Section 6.1(c) of the Existing Credit Agreement is deleted in its entirety and replaced with the following:

                  (c) Within 15 days after the end of each calendar quarter, a certificate substantially in the form of Exhibit 6.1 ("Borrowing Base Certificate") setting forth (A) its borrowing base (as calculated in the manner contemplated by the form of Borrowing Base Certificate) ("Borrowing Base"), (B) its Asset Coverage Ratio as of the last day of such calendar quarter and (C) a statement to the effect that, to the best of the knowledge of the Authorized Officer signing the Borrowing Base Certificate, no Default has occurred and is continuing or, if an Event of Default has occurred and is continuing, the steps being taken to remedy the same;

                     1.4 Exhibit 6.1 of the Existing Credit Agreement is deleted in its entirety and replaced with the form of Exhibit 6.1 appended hereto.

         SECTION 2. New Notes. Each of Colonial Short Duration U.S. Government Fund, Colonial International Horizons Fund, Colonial Select Value Fund, Colonial Small Cap Value Fund and Colonial U.S. Stock Fund shall deliver its Note to the Agent for the account of each Bank (each a "New Note") on or before the Amendment Effective Date. Upon receipt by the Agent of the New Notes of Colonial Short Duration U.S. Government Fund, Colonial International Horizons Fund, Colonial Select Value Fund, Colonial Small Cap Value Fund and Colonial U.S. Stock Fund, the corresponding Notes of Colonial Adjustable Rate U.S. Government Fund, Colonial Global Natural Resources Fund, Colonial Growth Shares Fund, Colonial Small Stock Fund and Colonial U.S. Fund for Growth, respectively, previously delivered to the Banks shall cease to be of further force and effect.

         SECTION 3.  Other Matters.

                  3.1  The Funds, the Banks and the Agent acknowledge that:

                   3.1.1 the name of Colonial Adjustable Rate U.S. Government Fund has been changed to Colonial Short Duration U.S. Government Fund;

                   3.1.2 the name Colonial Global Natural Resources Fund has been changed to Colonial International Horizons Fund;

                   3.1.3 the name of Colonial Growth Shares Fund has been changed to Colonial Select Value Fund;

                   3.1.4 the name of Colonial Small Stock Fund has been changed to Colonial Small Cap Value Fund; and

                   3.1.5 the name of Colonial U.S. Fund for Growth has been changed to Colonial U.S. Stock Fund.

                   3.2 The Funds, the Banks and the Agent acknowledge that the existence of the Colonial Short Term Tax Exempt Fund has been terminated and is therefore no longer a party to the Credit Agreement.

         SECTION 4. Conditions to Effectiveness. This Amendment shall become effective when each of the conditions precedent set forth in this Section 4 shall have been satisfied and notice thereof shall have been given by the Agent to the Trusts and the Banks.

                   4.1 The Agent shall have received:

                4.1.1 counterparts hereof duly executed and delivered by the Trusts on behalf of the Funds and evidence of the execution of counterparts hereof by all of the Banks;

                 4.1.2 the New Notes duly executed and delivered on behalf of each of Colonial Short Duration U.S.Government Fund, Colonial International Horizons Fund, Colonial Select Value Fund, Colonial Small Cap Value Fund and Colonial U.S. Stock Fund;

                 4.1.3 a revised Allocation Notice; and

                 4.1.4 a form FR U-1 of the Board of Governors of the Federal Reserve System duly executed and completed by each of Colonial Short Duration U.S. Government Fund, Colonial International Horizons Fund, Colonial Select Value Fund, Colonial Small Cap Value Fund and Colonial U.S. Stock Fund.

         SECTION 5.  Miscellaneous.

               5.1 Except as amended hereby, the Existing Credit Agreement and each other Credit Document remains in full force and effect and each Trust hereby ratifies and confirms its respective representations, warranties, covenants and agreements contained in, and obligations and liabilities under, the Credit Agreement and the other Credit Documents.

               5.2 On and from the Amendment Effective Date, reference to the Existing Credit Agreement in any Credit Document shall be deemed to include a reference to the Credit Agreement, as amended by this Amendment, whether or not reference is made to this Amendment.

               5.3 The Trusts shall pay or reimburse the Agent for the fees and expenses of the Agent (including reasonable Agent's counsel fees and disbursements and the allocated costs of internal counsel) incurred in connection with the transactions contemplated hereby and by any of the Credit Documents.

               5.4 This Amendment shall be deemed to be a contract made under and governed by the laws of the State of Illinois, without regard to its principles of conflicts of laws.

               5.5 This Amendment may be executed in counterparts, each of which shall be deemed an original but all of which when taken together shall constitute a single agreement.




                       [Signatures begin on the next page]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                          COLONIAL TRUST I ON BEHALF OF COLONIAL
                                          INCOME FUND, COLONIAL HIGH YIELD
                                          SECURITIES FUND AND COLONIAL STRATEGIC
                                          INCOME FUND



                                            By:_____________________________
                                         Title:__________________________

                                             Address:  One Financial Center
                                                       Boston, MA 02111-2621

                                             Facsimile No.:  (617) 772-3148
                                             Attention:  Fund Accounting

                                             with a copy to:

                                             Address:  One Financial Center
                                                       Boston, MA 02111-2621

                                             Facsimile No.:  (617) 345-0919
                                             Attention:  Legal


                                             COLONIAL TRUST II ON BEHALF OF
                                             COLONIAL SHORT DURATION U.S.
                                             GOVERNMENT FUND (f/k/a
                                             COLONIAL ADJUSTABLE RATE U.S.
                                             GOVERNMENT FUND)



                                               By:_____________________________
                                            Title:__________________________

                                             Address:  One Financial Center
                                                       Boston, MA 02111-2621

                                             Facsimile No.:  (617) 772-3148
                                             Attention:  Fund Accounting

                                             with a copy to:

                                             Address:  One Financial Center
                                                       Boston, MA 02111-2621

                                             Facsimile No.:  (617) 345-0919
                                             Attention:  Legal


                                             COLONIAL  TRUST  III ON  BEHALF  OF
                                             COLONIAL    GLOBAL   EQUITY   FUND,
                                             COLONIAL   INTERNATIONAL   HORIZONS
                                             FUND (f/k/a COLONIAL GLOBAL NATURAL
                                             RESOURCES  FUND),  COLONIAL  SELECT
                                             VALUE FUND (f/k/a  COLONIAL  GROWTH
                                             SHARES  FUND),  THE COLONIAL  FUND,
                                             COLONIAL  GLOBAL   UTILITIES  FUND,
                                             COLONIAL  STRATEGIC  BALANCED  FUND
                                             AND COLONIAL INTERNATIONAL FUND FOR
                                             GROWTH



                                              By:_____________________________
                                           Title:__________________________

                                             Address:  One Financial Center
                                                       Boston, MA 02111-2621

                                             Facsimile No.:  (617) 772-3148
                                             Attention:  Fund Accounting

                                             with a copy to:

                                             Address:  One Financial Center
                                                       Boston, MA 02111-2621

                                             Facsimile No.:  (617) 345-0919
                                             Attention:  Legal


                                             COLONIAL TRUST IV ON BEHALF OF
                                             COLONIAL INTERMEDIATE TAX EXEMPT
                                             FUND, COLONIAL HIGH YIELD
                                             MUNICIPAL FUND, COLONIAL UTILITIES
                                             FUND, COLONIAL TAX EXEMPT INSURED
                                             FUND AND COLONIAL TAX EXEMPT FUND



                                              By:_____________________________
                                           Title:__________________________

                                             Address:  One Financial Center
                                                       Boston, MA 02111-2621

                                             Facsimile No.:  (617) 772-3148
                                             Attention:  Fund Accounting

                                             with a copy to:

                                             Address:  One Financial Center
                                                       Boston, MA 02111-2621

                                             Facsimile No.:  (617) 345-0919
                                             Attention:  Legal


                                             COLONIAL   TRUST  V  ON  BEHALF  OF
                                             COLONIAL   CALIFORNIA   TAX  EXEMPT
                                             FUND,   COLONIAL   CONNECTICUT  TAX
                                             EXEMPT FUND,  COLONIAL  FLORIDA TAX
                                             EXEMPT FUND, COLONIAL MASSACHUSETTS
                                             TAX EXEMPT FUND,  COLONIAL MICHIGAN
                                             TAX EXEMPT FUND, COLONIAL MINNESOTA
                                             TAX EXEMPT FUND,  COLONIAL NEW YORK
                                             TAX  EXEMPT  FUND,  COLONIAL  NORTH
                                             CAROLINA   TAX   EXEMPT   FUND  AND
                                             COLONIAL OHIO TAX EXEMPT FUND



                                              By:_____________________________
                                           Title:__________________________

                                             Address:  One Financial Center
                                                       Boston, MA 02111-2621

                                             Facsimile No.:  (617) 772-3148
                                             Attention:  Fund Accounting

                                             with a copy to:

                                             Address:  One Financial Center
                                                       Boston, MA 02111-2621

                                             Facsimile No.:  (617) 345-0919
                                             Attention:  Legal


                                             COLONIAL TRUST VI ON BEHALF OF
                                             COLONIAL SMALL CAP VALUE FUND
                                             (f/k/a COLONIAL SMALL STOCK
                                             FUND) AND COLONIAL U.S. STOCK FUND
                                             (f/k/a COLONIAL U.S. FUND FOR
                                             GROWTH)



                                               By:_____________________________
                                            Title:__________________________

                                             Address:  One Financial Center
                                                       Boston, MA 02111-2621

                                             Facsimile No.:  (617) 772-3148
                                             Attention:  Fund Accounting

                                             with a copy to:

                                             Address:  One Financial Center
                                                       Boston, MA 02111-2621

                                             Facsimile No.:  (617) 345-0919
                                             Attention:  Legal


                                             COLONIAL TRUST VII ON BEHALF OF
                                             COLONIAL NEWPORT TIGER FUND



                                               By:_____________________________
                                            Title:__________________________

                                             Address:  One Financial Center
                                                       Boston, MA 02111-2621

                                             Facsimile No.:  (617) 772-3148
                                             Attention:  Fund Accounting

                                             with a copy to:

                                             Address:  One Financial Center
                                                       Boston, MA 02111-2621

                                             Facsimile No.:  (617) 345-0919
                                             Attention:  Legal

                                             BANK OF AMERICA NATIONAL TRUST AND
                                             SAVINGS ASSOCIATION, as Agent



                                             By:_______________________________
                                             Title:____________________________

                                             Address for Payments:

                                             Agency Management Services #5596
                                             1455 Market Street, 12th Floor
                                             San Francisco, California 94103

                                             Account No: 1233-15041
                                             ABA No: 1210-0035-8
                                      Reference: Colonial Management Associates

                                             Attention:  Dana Tom
                                      Telephone:  (415) 436-3433
                                      Facsimile: (415) 436-2700

                                             BANK OF AMERICA ILLINOIS



                                             By:_______________________________
                                          Title:____________________________

                                           ABN AMRO BANK N.V., NEW  YORK BRANCH



                                             By:_______________________________
                                             Title:  Authorized Signature



                                             By:_______________________________
                                             Title:  Authorized Signature

                                             CREDIT LYONNAIS NEW YORK BRANCH



                                            By:_______________________________
                                            Title:____________________________

                                             FLEET NATIONAL BANK
                                             (f/k/a FLEET BANK, N.A.)



                                             By:_______________________________
                                             Title:____________________________

                                             MELLON BANK, N.A.



                                             By:_______________________________
                                             Title:____________________________

                                     ANNEX I




Funds

Colonial Trust I on behalf of Colonial Income Fund, Colonial High Yield Securities Fund and Colonial Strategic Income Fund

Colonial Trust II on behalf of Colonial Short Duration U.S. Government Fund (f/k/a Colonial Adjustable Rate U.S. Government Fund)

Colonial Trust III on behalf of Colonial Global Equity Fund, Colonial International Horizons Fund (f/k/a Colonial Global Natural Resources Fund), Colonial Select Value Fund (f/k/a Colonial Growth Shares Fund), The Colonial Fund, Colonial Global Utilities Fund, Colonial Strategic Balanced Fund and Colonial International Fund for Growth

Colonial Trust IV on behalf of Colonial Intermediate Tax Exempt Fund, Colonial High Yield Municipal Fund, Colonial Utilities Fund, Colonial Short Term Tax Exempt Fund, Colonial Tax Exempt Insured Fund and Colonial Tax Exempt Fund

Colonial  Trust V on behalf of Colonial  California  Tax Exempt  Fund,  Colonial
Connecticut  Tax  Exempt  Fund,  Colonial  Florida  Tax  Exempt  Fund,  Colonial
Massachusetts Tax Exempt Fund, Colonial Michigan Tax Exempt Fund, Colonial Minnesota Tax Exempt Fund, Colonial New York Tax Exempt Fund, Colonial North Carolina Tax Exempt Fund and Colonial Ohio Tax Exempt Fund

Colonial Trust VI on behalf of Colonial Small Cap Value Fund (f/k/a Colonial Small Stock Fund) and Colonial U.S. Stock Fund (f/k/a Colonial U.S. Fund for Growth)

Colonial Trust VII on behalf of Colonial Newport Tiger Fund

                                   EXHIBIT 6.1

                       FORM OF BORROWING BASE CERTIFICATE

         Reference is made to that certain Credit Agreement, dated as of April 29, 1996 (the "Credit Agreement"), among certain investment companies party thereto, various financial institutions party thereto and Bank of America National Trust and Savings Association, as Agent. Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Credit Agreement.

         Pursuant to the terms of the Credit Agreement, the undersigned, on behalf of and with respect to the [Name of Fund] (the "Fund"), hereby represents and certifies to the Agent and the Banks that as of __________ __, 199_, (i) the Borrowing Base of the Fund was the amount shown in subparagraph (e) below and
(ii) the Asset Coverage Ratio was the ratio set forth in subparagraph (f) below, each calculated as follows:

         (a)      Net Asset Value                             ______________

         (b)      minus (without duplication)
                  value of Assets subject
                  to Liens (including, without
                  limitation, margin and asset
                  allocation arrangements)                    _______________

         (c)      Adjusted Net Asset Value
                  ((a) minus (b))                             ______________

         (d)      Indebtedness                                ______________

         (e)      Borrowing Base ((c) times 10%)              ______________

         (f)      Asset Coverage Ratio ((c) divided
                  by (d))                                     ______________

         The Asset Coverage Ratio of the Fund as set forth in its prospectus is not more restrictive than 10 to 1.

         [To the best knowledge of the undersigned Authorized Officer, no Default with respect to the Fund has occurred and is continuing.]

         [Describe Event of Default and actions being taken to remedy it.]

         A copy of the Agreement and Declaration of Trust of the below-named trust (the "Trust") is on file with the Secretary of State of The Commonwealth of Massachusetts and the Clerk of the City of Boston, and notice is hereby given that none of the shareholders, trustees, officers, employees and other agents of the Trust or the Fund shall be personally bound by or liable for any indebtedness, liability or obligation arising hereunder, nor shall resort be had to their private property for the satisfaction of any obligations or claim arising hereunder.


Date:  ____________________                 __________, on behalf of
                                 [Name of Fund]



                                                     By:
Title:  [Must be an Authorized
                                                                   Officer]